MEMBER FDIC Third Quarter 2016

Forward Looking Statement and Risk Factor • This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities. Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition. • S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements. Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission. 2

Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non- GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries. 3

Corporate Profile 4 • Headquartered in Indiana, PA • $6.7 billion in assets (as of 9.30.16) • $1.0 billion market cap (as of 9.30.16) • Bank holding company with 64 offices and 5 insurance locations • Stock symbol: STBA • Named Sandler O’Neill Sm-All Star in 2013, 2014, and 2015

Performance Summary

	3Q16	2Q16	1Q16	2015	2014	2013	2012
Net Income (in $ thousands)	$20,581	$17,059	$16,093	$67,081	$57,910	$50,539	$34,200
Diluted Earnings per Share	$0.59	$0.49	$0.46	$1.98	$1.95	$1.7	$1.18
Dividends Declared per Share	$0.19	$0.19	$0.19	$0.73	$0.68	$0.61	$0.6
Total Assets (in $ millions)	$6,718	$6,674	$6,479	$6,318	$4,965	$4,533	$4,527
Total Loans (in $ millions)	$5,430	$5,400	$5,188	$5,063	$3,872	$3,568	$3,369
Total Deposits (in $ millions)	$5,145	$5,120	$5,018	$4,877	$3,909	$3,672	$3,638
Return on Average Assets[2]	1.23%	1.05%	1.01%	1.13%	1.22%	1.12%	0.79%
Return on Average Equity[2]	9.85%	8.37%	8.06%	8.94%	9.71%	9.21%	6.62%
Return on Tangible Equity[1][2]	15.46%	13.30%	13.00%	14.39%	14.02%	13.94%	10.35%
Net Interest Margin (FTE)[1][2]	3.46%	3.44%	3.53%	3.56%	3.50%	3.50%	3.57%
Nonperforming Assets/Loans+OREO	0.76%	0.80%	1.00%	0.71%	0.33%	0.64%	1.66%
Allowance for Loan Losses/Total Loans	0.99%	0.97%	0.97%	0.96%	1.24%	1.30%	1.38%
Net Loan Charge-offs/Average Loans[2]	0.07%	0.23%	0.22%	0.22%	0.00%	0.25%	0.78%
Risk Based Capital-Total	11.87%	11.52%	11.57%	11.60%	14.27%	14.36%	15.39%
Tangible Common Equity/Tangible Assets[1]	8.46%	8.30%	8.33%	8.24%	9.00%	9.03%	8.24%

[1] Refer to appendix for reconciliation of Non-GAAP financial measures
[2] Annualized for quarterly data

5

STBA Investment Thesis • Above peer performance • Strategic and effective mergers and expansion • Demonstrated expense discipline and efficiency • Organic growth • Sound asset quality • Stable regional economies with long-term oil and gas benefit • Undervalued compared to peer 6

7 Performance

8 Performance

9 Performance

10 Mergers and expansion

11 Expenses

12 Expenses

13 Growth

Market Opportunity MSA 2017 Population (in thousands) 2017-2022 % Change Median HH Income (in thousands) Locations Deposits (in millions) Deposit Market Share % Loans (in millions) Pittsburgh, PA 2,349 0.08% $56 27 $1,955 1.6% $2,009 Indiana, PA1 86 (1.42)% $46 9 $1,345 58.0% $379 Jefferson-Clarion, PA2 84 (0.65)% $45 8 $572 35.3% $238 DuBois, PA1 81 (0.30)% $42 2 $207 15.2% $123 Johnstown, PA 134 (3.25)% $45 6 $138 4.7% $84 Altoona, PA 125 (0.65)% $46 1 $65 2.7% $145 Harrisburg-Carlisle, PA 570 2.41% $61 4 $560 4.3% $325 Lancaster, PA 541 2.54% $62 3 $245 2.3% $403 York-Hanover, PA 445 1.69% $61 1 $29 0.4% $90 State College, PA 163 3.19% $54 1 $19 0.6% $66 Akron, OH 705 0.51% $54 1 - - $109 Cleveland-Elyra, OH 2,058 (0.04)% $52 - - - $125 Columbus, OH 2,058 4.34% $60 1 - - $288 Rochester, NY 1,081 0.69% $55 1 - - $103 Buffalo-Cheektowaga-Niagara Falls, NY 1,135 0.68% $53 - - - $139 14 1 Micropolitan statistical area 2 Counties not part of an MSA or Micropolitan statistical area Source: SNL, Nielson, and internal data Growth

15 Asset quality

16 Asset quality

17 Asset quality

18 Asset quality

Stable regional economies with long-term oil & gas benefit 19 Regional economy

20 Undervalued compared to peer(1) Valuation (1)KRX-Dow Jones KBW Regional Bank Index Members Stock prices as of 11.28.16; Performance for last twelve months reported Source: Bloomberg

21 Valuation

22

Senior Management 23 Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 31 31 Mark Kochvar Chief Financial Officer 30 24 David G. Antolik Chief Lending Officer 28 26 Ernest J. Draganza Chief Risk Officer 30 25 Patrick J. Haberfield Chief Credit Officer 29 6 David P. Ruddock Chief Operating Officer 31 31 Thomas J. Sposito, II Market Executive 31 4 Rebecca A. Stapleton Chief Banking Officer 28 28

Continuous Improvement 24 Multi-Faceted Growth Profit Improvement Operational Effectiveness Culture Customer Experience Risk Management 3 mergers since 2012 LPO expansions to new markets McCandless, PA branch opened in 2015 Akron, OH branch opened in 2015 Platinum banking Closed 6 locations Converted 2 branches to drive-ups New wealth management restructure Repositioned credit card product New floor plan system New mortgage origination system New consumer loan origination system Replaced computer network infrastructure Organization wide focus Voted Best Place to Work in PA. AARP recognition Green initiative Summer internship program Support our communities work initiative Marketing rebranding 2 branch innovation centers Digital strategy New training center Enterprise-wide focus Balanced risk vs. reward

Lines of Business Commercial Banking • 48 commercial bankers • 18 business bankers • C&I growth focused on privately held companies with sales up to $150 million • Regional team based approach to credit delivery • Dedicated small business (B2B) delivery channel • Dedicated treasury management team Retail Banking • Competitive, relationship driven • Robust suite of deposit, loan, and digital products • Over 122,800 households • 64 locations; average size of $74.1 million • Technology driven with over 105,000 online banking and over 52,000 mobile banking customers S&T-Evergreen Insurance • Full service agency • Commercial P&C (76%) • Group life and health (12%) • Personal lines (12%) • Annual revenue of $5.1 million • Focus on increasing penetration of S&T customer base Wealth Management • $2.0 billion AUM • 3 divisions • S&T Trust • S&T Financial Services • RIA/Stewart Capital Advisors • Annual revenue of $10.6 million • New leadership: Greg Lefever, 34 years in financial services 25

The Right Size • Big enough to: • Provide full complement of products and services • Access technology • Access capital markets • Attract talent • Expand – mergers and acquisitions/de novo • Small enough to: • Stay close to our customers • Understand our markets • Be responsive 26

Income Statement Dollars in thousands, except per share data 27 3Q16 2Q16 1Q16 2015 2014 2013 2012 Net Interest Income $51,455 $49,708 $49,637 $187,551 $148,042 $139,193 $135,227 Noninterest Income 13,448 12,448 15,817 51,033 46,338 51,527 51,912 Total Revenue 64,903 62,156 65,454 238,584 194,380 190,720 187,139 Noninterest Expense 34,439 34,753 38,416 136,717 117,240 117,392 122,863 Provision for Loan Losses 2,516 4,848 5,014 10,388 1,715 8,311 22,815 Net Income Before Taxes 27,948 22,555 22,024 91,479 75,425 65,017 41,461 Taxes 7,367 5,496 5,931 24,398 17,515 14,478 7,261 Net Income $20,581 $17,059 $16,093 $67,081 $57,910 $50,539 $34,200 Diluted Earnings per Share $0.59 $0.49 $0.46 $1.98 $1.95 $1.70 $1.18

Balance Sheet Dollars in thousands 28 3Q16 2Q16 1Q16 2015 2014 2013 2012 Securities $671,128 $683,479 $677,221 $660,963 $640,273 $509,425 $452,266 Interest-bearing Balances 68,961 40,879 71,200 41,639 57,048 53,594 257,116 Loans, Net 5,376,135 5,348,050 5,138,140 5,014,786 3,823,805 3,522,080 3,322,637 Other 601,981 601,797 592,601 600,966 443,560 448,091 494,683 Total Assets $6,718,205 $6,674,205 $6,479,162 $6,318,354 $4,964,686 $4,533,190 $4,526,702 Deposits $5,145,431 $5,120,318 $5,017,925 $4,876,611 $3,908,842 $3,672,308 $3,638,428 Borrowings 666,871 659,986 557,112 580,748 385,666 241,276 262,302 Other Liabilities 67,196 68,851 73,324 68,758 61,789 48,300 88,550 Equity 838,707 825,050 810,801 792,237 608,389 571,306 537,422 Total Liabilities & Equity $6,718,205 $6,674,205 $6,479,162 $6,318,354 $4,964,686 $4,533,190 $4,526,702

Net Interest Margin (1)Refer to appendix for reconciliation of Non-GAAP financial measures 29 3Q16 2Q16 1Q16 2015 2014 2013 2012 Securities/Other – FTE 2.36% 2.35% 2.39% 2.41% 2.28% 2.00% 1.86% Loans - FTE 4.08% 4.05% 4.11% 4.09% 4.06% 4.22% 4.59% Total Interest-earning Assets 3.87% 3.85% 3.89% 3.86% 3.78% 3.86% 4.10% Deposits 0.52% 0.52% 0.46% 0.37% 0.36% 0.42% 0.64% Borrowings 0.87% 0.86% 0.82% 0.71% 0.91% 1.28% 1.90% Total Costing Liabilities 0.56% 0.56% 0.50% 0.40% 0.41% 0.50% 0.74% Net Interest Margin – FTE(1) 3.46% 3.44% 3.53% 3.56% 3.50% 3.50% 3.57% Purchase Accounting NIM – FTE(1) 3.41% 3.38% 3.47% 3.44% 3.49% 3.49% 3.53%

Loan Portfolio Dollars in thousands 30 3Q16 2Q16 1Q16 2015 2014 2013 2012 Commercial Commercial Real Estate $2,427,164 $2,388,786 $2,260,231 $2,166,603 $1,682,236 $1,607,756 $1,452,133 Commercial & Industrial 1,344,297 1,385,746 1,334,119 1,256,830 994,138 842,449 791,396 Construction 402,124 398,122 379,293 413,444 216,148 143,675 168,143 Total Commercial 4,173,585 4,172,654 3,973,643 3,836,877 2,892,522 2,593,880 2,411,672 Consumer Residential Mortgage 692,574 671,665 650,544 639,372 489,586 487,092 427,303 Home Equity 483,935 480,204 467,671 470,845 418,563 414,195 431,335 Installment and Other Consumer 62,288 58,139 76,189 73,939 65,567 67,883 73,875 Construction 5,852 5,602 8,701 6,579 2,508 3,149 2,437 Total Consumer 1,244,649 1,215,610 1,203,105 1,190,735 976,224 972,319 934,950 Total Portfolio Loans 5,418,234 5,388,264 5,176,748 5,027,612 3,868,746 3,566,199 3,346,622 Total Loans Held for Sale 11,694 11,999 11,739 35,321 2,970 2,136 22,499 Total Loans $5,429,928 $5,400,263 $5,188,487 $5,062,933 $3,871,716 $3,568,335 $3,369,121

Asset Quality 31 Dollars in thousands 3Q16 2Q16 1Q16 2015 2014 2013 2012 Total Nonperforming Loans $40,493 $42,905 $51,834 $35,382 $12,457 $22,454 $54,959 Nonperforming Loans/Total Loans 0.75% 0.79% 1.00% 0.70% 0.32% 0.63% 1.63% Nonperforming Assets/Total Loans + OREO 0.76% 0.80% 1.00% 0.71% 0.33% 0.64% 1.66% Net Charge-offs (Recoveries)/Average Loans 0.07% 0.23% 0.22% 0.22% 0.00% 0.25% 0.78% Allowance for Loan Losses/Total Loans 0.99% 0.97% 0.97% 0.96% 1.24% 1.30% 1.38% Allowance for Loan Losses/Nonperforming Loans 133% 122% 97% 136% 385% 206% 85%

Capital (1)Refer to appendix for reconciliation of Non-GAAP financial measures 32 3Q16 2Q16 1Q16 2015 2014 2013 2012 Leverage 9.02% 8.92% 8.98% 8.96% 9.80% 9.75% 9.31% Common Tier 1 – Risk-Based Capital 10.01% 9.70% 9.74% 9.77% 11.81% 11.79% 11.37% Tier 1 – Risk-Based Capital 10.37% 10.06% 10.11% 10.15% 12.34% 12.37% 11.98% Total – Risk-Based Capital 11.87% 11.52% 11.57% 11.60% 14.27% 14.36% 15.39% Tangible Common Equity/Tangible Assets(1) 8.46% 8.30% 8.33% 8.24% 9.00% 9.03% 8.24%

S&T Bancorp Inc.

APPENDIX – Non-GAAP Measures

	3Q16	2Q16	1Q16	2015	2014	2013	2012
Tangible Common Equity/Tangible Assets (Non-GAAP)							
Total Shareholders' Equity	$838,707	$825,050	$810,801	$792,237	$608,389	$571,306	$537,422
Less: Preferred Equity, Goodwill & Other Intangible Assets, net of deferred tax liability	(295,104)	(295,347)	(295,614)	(296,005)	(177,530)	(178,264)	(179,210)
Tangible Common Equity (Non-GAAP)	**543,603**	**529,703**	**515,187**	**496,232**	**430,859**	**393,042**	**358,212**
Total Assets	6,718,205	6,674,205	6,479,162	6,318,354	4,964,686	4,533,190	4,526,702
Less: Goodwill & Other Intangible Assets, net of deferred tax liability	(295,104)	(295,347)	(295,614)	(296,005)	(177,530)	(178,264)	(179,211)
Tangible Assets (Non-GAAP)	**$6,423,101**	**$6,378,858**	**$6,183,548**	**$6,022,349**	**$4,787,156**	**$4,354,926**	**$4,347,491**
Tangible Common Equity/Tangible Assets (Non-GAAP)	**8.46%**	**8.30%**	**8.33%**	**8.24%**	**9.00%**	**9.03%**	**8.24%**
Return on Average Tangible Shareholders' Equity (Non-GAAP)							
Net Income (annualized)	$81,877	$68,612	$64,724	$67,081	$57,910	$50,539	$34,200
Plus: Amortization of Intangibles net of Tax (annualized)	969	1,071	1,198	1,182	734	1,034	1,111
Net Income Before Amortization of Intangibles (annualized)	**82,846**	**69,683**	**65,922**	**68,263**	**58,644**	**51,573**	**35,311**
Average Shareholders' Equity	831,175	819,536	802,824	750,069	596,155	548,771	516,812
Less, Average Goodwill and Other Intangibles, Net of Deferred Tax Liability	(295,235)	(295,487)	(295,829)	(275,847)	(177,881)	(178,757)	(175,501)
Average Tangible Equity (Non-GAAP)	**$535,940**	**$524,049**	**$506,995**	**$474,222**	**$418,274**	**$370,014**	**$341,311**
Return on Average Tangible Equity (Non-GAAP)	**15.46%**	**13.30%**	**13.00%**	**14.39%**	**14.02%**	**13.94%**	**10.35%**

Dollars in thousands

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APPENDIX – Non-GAAP Measures 34 3Q16 2Q16 1Q16 2015 2014 2013 2012 Net Interest Margin Rate (FTE) (Non-GAAP) Total Interest Income $57,808 $55,850 $55,019 $203,548 $160,523 $153,756 $156,251 Total Interest Expense (6,353) (6,142) (5,382) (15,997) (12,481) (14,563) (21,024) Net Interest Income per Consolidated Statements of Net Income 51,455 49,708 49,637 187,551 148,042 139,193 135,227 Adjustment to FTE Basis 1,771 1,762 1,722 6,123 5,461 4,850 4,471 Net Interest Income (FTE) (Non-GAAP) $53,226 $51,470 $51,359 $193,674 $153,503 $144,043 $139.698 Purchase Accounting Adjustment (677) (678) (752) (6,202) (109) (458) (1,379) Purchase Accounting Net Interest Income (FTE) (Non-GAAP) 52,549 50,792 50,607 187,472 153,394 143,585 138,319 Average Interest Earning Assets $6,123,731 $6,023,428 $5,856,745 $5,432,862 $4,386,799 $4,111,281 $3,907,775 Net Interest Margin 3.34% 3.32% 3.41% 3.45% 3.37% 3.39% 3.45 % Adjustment to FTE Basis 0.12% 0.12% 0.12% 0.11% 0.13% 0.11% 0.12 % Net Interest Margin (FTE) (Non-GAAP) 3.46% 3.44% 3.53% 3.56% 3.50% 3.50% 3.57 % Purchase Accounting Adjustment (0.05)% (0.06)% (0.06)% (0.12)% (0.01)% (0.01)% (0.04)% Purchase Accounting NIM – FTE (Non-GAAP) 3.41% 3.38% 3.47% 3.44% 3.49% 3.49% 3.53 % Dollars in thousands

MEMBER FDIC Third Quarter 2016